UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

April 13, 2006

PRECISION OPTICS CORPORATION, INC.
(Exact name of registrant as specified in its charter)

Massachusetts	001-10647	04-2795294
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

22 East Broadway, Gardner, Massachusetts 01440
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (978) 630-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 13, 2006, Precision Optics Corporation, Inc. (“POCI”) entered into certain Purchase Agreements (each a “Purchase Agreement”) with institutional and other accredited investors (the “Purchasers”) pursuant to which it sold an aggregate of 8,450,000 shares (the “Shares”) of POCI’s common stock, par value $0.01 per share (the “Common Stock”), at a price of $0.25 per share (the “Private Placement”). The closing of the Private Placement occurred on April 13, 2006.

Pursuant to the Purchase Agreements, POCI has agreed to file a registration statement with the Securities and Exchange Commission (the “Commission”) within ten days after the closing of the Private Placement to register the resale of the Shares. POCI has also agreed to use its commercially reasonable best efforts to have the registration statement declared effective as soon as possible.

The foregoing description of the Private Placement and Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Form of Purchase Agreement attached hereto as Exhibit 10.1, which is incorporated herein by this reference.

ITEM 3.02.    UNREGISTERED SALES OF EQUITY SECURITIES.

The Private Placement of the Shares on April 13, 2006 resulted in proceeds to POCI of approximately $2,112,500.

The Shares were offered and sold in the Private Placement to certain institutional and other accredited investors without registration under the Securities Act, or state securities laws, in reliance on the exemptions provided by Section 4(2) of the Securities Act and Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws. Accordingly, the securities issued in the Private Placement have not been registered under the Securities Act of 1933, as amended, and until so registered the securities may not be offered or sold in the United States absent registration or availability of an applicable exemption from registration

Additional information regarding the Shares and the Private Placement is included under Item 1.01 of this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

As of April 10, 2006, Dr. Joseph N. Forkey was promoted to the position of Executive Vice President and Chief Scientific Officer of POCI and was also elected to the Board of Directors of POCI, to serve as a Class III director to hold office until the annual meeting of stockholders in 2008.

Dr. Forkey has been Chief Scientist since joining POCI in September 2003. Dr. Forkey holds B.A. degrees in Mathematics and Physics from Cornell University, and a Ph.D. in Mechanical and Aerospace Engineering from Princeton University. Prior to joining POCI, Dr. Forkey spent seven years at the University of Pennsylvania Medical School as a postdoctoral fellow and research staff member.

For the past two years, Dr. Forkey has been paid an annual salary in his position as Chief Scientist of $120,000. On June 13, 2005, Dr. Forkey was awarded an option to purchase 560,400 shares of common stock of POCI, 30% (or 168,120 shares) of which were immediately exercisable and the remaining 70% (or 392,280 shares) of which will become exercisable upon attainment of certain financial management milestones.

ITEM 8.01.    OTHER EVENTS.

On April 19, 2006, POCI issued two press releases announcing (i) it had entered into and closed the Purchase Agreement in connection with the Private Placement, and (ii) the appointment of Dr. Forkey. The full text of the POCI’s press release regarding the Private Placement is filed as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.  The full text of the POCI’s press release regarding the appointment of Dr. Forkey is filed as Exhibit 99.2 to this Current Report on Form 8-K, and is incorporated herein by reference.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

10.1	Form of Purchase Agreement by and among POCI and each investor.

99.1	Press Release issued by Precision Optics Corporation, Inc. on April 19, 2006.

99.2	Press Release issued by Precision Optics Corporation, Inc. on April 19, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRECISION OPTICS CORPORATION, INC.

Date: April 19, 2006	By:	/s/ R. Michael Arbon
Name: R. Michael Arbon
Title: Chief Financial Officer and Clerk

EXHIBIT INDEX

Exhibit Number	Description
10.1	Form of Purchase Agreement by and among POCI and each investor.
99.1	Press Release issued by Precision Optics Corporation, Inc. on April 19, 2006.
99.2	Press Release issued by Precision Optics Corporation, Inc. on April 19, 2006.